UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 30, 2017

Energizer Holdings, Inc.
(Exact Name of Registrant as Specified in its Charter)

Missouri (State or other jurisdiction of incorporation)	1-36837 (Commission File Number)	36-4802442 (IRS Employer Identification Number)
533 Maryville University Drive St. Louis, Missouri 63141 (Address of principal executive offices)
Registrant's telephone number, including area code: (314) 985-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

Energizer Holdings, Inc. (the “Company”) held its annual meeting of shareholders (the “Annual Meeting”) at the Company’s World Headquarters on Monday, January 30, 2017. At the Annual Meeting, of the 61,933,991 shares outstanding and entitled to vote, 56,864,827 shares were represented, constituting a quorum. The final results for each of the matters submitted to a vote of shareholders at the Annual Meeting are as follow:

Proposal 1:     Management’s nominees for director were elected to serve until the Annual Meeting of Shareholders to be held in 2020 or until their respective successors are elected and qualified by the votes of the shareholders set forth in the table below:

Nominee	For	Against	Abstain	Broker Non-Votes
Cynthia J. Brinkley	35,258,954	15,290,459	66,909	6,248,505
John E. Klein	50,027,386	515,311	73,625	6,248,505

Proposal 2:     The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal 2017 was ratified by the votes of the shareholders set forth in the table below:

For	Against	Abstain
56,689,817	76,218	98,792

Proposal 3:     The Company’s executive compensation, as described in the Company’s 2016 Proxy Statement, was approved by the non-binding advisory votes of the shareholders set forth in the table below:

For	Against	Abstain	Broker Non-Votes
49,145,603	1,294,164	176,555	6,248,505

Proposal 4:     The proposal to amend and restate the Amended and Restated Articles of Incorporation to provide for the declassification of the Board of Directors, as described in the Company’s 2016 Proxy Statement, was approved by the votes of the shareholders set forth in the table below:

For	Against	Abstain	Broker Non-Votes
50,387,807	108,660	119,855	6,248,505

Item 7.01 Regulation FD Disclosure.

On January 30, 2017, the Company announced that its Board of Directors declared a quarterly dividend of $0.275 per share on its Common Stock, payable on March 14, 2017 to all shareholders of record as of the close of business on February 21, 2017. A copy of the press release announcing the dividend declaration is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information furnished pursuant to this Item 7.01, including the attached exhibit, shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information or exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit
99.1	Press Release, dated January 30, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGIZER HOLDINGS, INC.

By:  /s/ Brian K. Hamm
Brian K. Hamm
Executive Vice President and Chief Financial Officer

Dated: January 30, 2017

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Press Release, dated January 30, 2017.